The Alkaline Water Company Announces Plan for Pathway to
Profitability with an Estimated $4.5-$5 Million in Annual Savings

Company Management Has Identified Significant Expense Reductions and Margin
Enhancements To Enhance the Company's Bottom Line

(All amounts are in U.S. dollars)

SCOTTSDALE, Arizona, (7/7/2022)- The Alkaline Water Company Inc. (NASDAQ and CSE: WTER) (the "Company"), the country's largest independent alkaline water company and the Clean Beverage® company, today announced it has identified an estimated $4.5-$5 million in annual expense reductions and margin enhancements, once fully implemented, as part of an ongoing plan to put the Company on a pathway to profitability.

"We are committed to continue driving topline sales in fiscal year 2023 through new-store expansion and organic growth, despite economic headwinds." said Alkaline88 President and CEO, Frank Lazaran. "While focused on continued sales growth, the Company will emphasize a pathway to profitability in order to improve the bottom line and enhance shareholder value.

"During the past 30 days, we have undergone an extensive and thorough Company-wide review in which we've identified $4.5-$5 million in annual profit enhancements to be implemented over the next twelve months. This review is ongoing to determine additional areas of savings and we will keep our shareholders updated regularly on our progress."

The Company has broadly identified cost-saving measures including:

  Adding strategic copacking partners to decrease freight costs and expand capacity to support anticipated record sales
  Increasing efficiencies with copackers and raw material providers to boost margins on finished products
  Eliminating redundancies and inefficiencies in third-party services and partnerships
  Evaluating overall structure and productivity of the Company
  Initiating a more disciplined capital management approach

Company Management will share more details on their pathway to profitability, positive Alkaline88® brand momentum, and fiscal year 2023 revenue guidance on their upcoming full year fiscal 2022 earnings call. The call will take place on Thursday, July 14th, 2022 after market close. Specific details to follow.

About The Alkaline Water Company:

The Alkaline Water Company is the Clean Beverage® company making a difference in the water you drink and the world we share.

Founded in 2012, The Alkaline Water Company (NASDAQ and CSE: WTER) is headquartered in Scottsdale, Arizona. Its flagship product, Alkaline88®, is a leading premier alkaline water brand available in bulk and single-serve sizes along with eco-friendly aluminum packaging options. With its innovative, state-of-the-art proprietary electrolysis process, Alkaline88® delivers perfect 8.8 pH alkaline drinking water with trace minerals and electrolytes and boasts our trademarked "Clean Beverage" label. In 2021, The Alkaline Water Company was pleased to welcome Shaquille O'Neal to its board of advisors and to serve as the celebrity brand ambassador for Alkaline88®.

To purchase The Alkaline Water Company's products online, visit us at www.alkaline88.com.

To learn more about The Alkaline Water Company, please visit www.thealkalinewaterco.com or connect with us on Facebook, Twitter, Instagram, or LinkedIn.

Notice Regarding Forward-Looking Statements

This news release contains "forward-looking statements." Statements in this news release that are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations, or intentions regarding the future. Such forward-looking statements include, among other things, the following: the statements relating to the Company's plan for pathway to profitability; the statements relating to an estimated $4.5-$5 million in the Company's annual expense reduction and margin enhancements; the Company's commitment to continue driving topline sales in fiscal year 2023 through new-store expansion and organic growth; that while focused on continued sales growth, the Company will emphasize a pathway to profitability in order to improve the bottom line and enhance shareholder value; that the Company has identified  $4.5-$5 million in annual profit enhancements to be implemented over the next twelve months; the statements relating to the identification of cost-saving measures, including (i) adding strategic copacking partners to decrease freight costs and expand capacity to support anticipated record sales; (ii) increasing efficiencies with copackers and raw material providers to boost margins on finished products; (iii) eliminating redundancies and inefficiencies in third-party services and partnerships; (iv) evaluating overall structure and productivity of the Company; and (v) initiating a more disciplined capital management approach;

The material assumptions supporting these forward-looking statements include, among others, that the Company's cost-saving measures will be effective to reduce the Company's annual expense and enhance the Company's margin to the extent anticipated by the Company; that the demand for the Company's products will continue to significantly grow; that the past production capacity of the Company's co-packing facilities can be maintained or increased; that there will be increased production capacity through implementation of new production facilities, new co-packers and new technology; that there will be an increase in number of products available for sale to retailers and consumers; that there will be an expansion in geographical areas by national retailers carrying the Company's products; that there will be an expansion into new national and regional grocery retailers; that there will be an expansion into new e-commerce, home delivery, convenience, and healthy food channels; that there will not be interruptions on production of the Company's products; that there will not be a recall of products due to unintended contamination or other adverse events relating to the Company's products; and that the Company will be able to obtain additional capital to meet the Company's growing demand and satisfy the capital expenditure requirements needed to increase production and support sales activity. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, governmental regulations being implemented regarding the production and sale of alkaline water or any other products, including products containing hemp/CBD; the fact that consumers may not embrace and purchase any of the Company's CBD-infused products; the fact that the Company may not be permitted by the FDA or other regulatory authority to market or sell any of its CBD-infused products; additional competitors selling alkaline water and enhanced water products in bulk containers reducing the Company's sales; the fact that the Company does not own or operate any of its production facilities and that co-packers may not renew current agreements and/or not satisfy increased production quotas; the fact that the Company has a limited number of suppliers of its unique bulk bottles; the potential for supply-chain interruption due to factors beyond the Company's control; the fact that there may be a recall of products due to unintended contamination; the inherent uncertainties associated with operating as an early stage company; changes in customer demand and the fact that consumers may not embrace enhanced water products as expected or at all; the extent to which the Company is successful in gaining new long-term relationships with new retailers and retaining existing relationships with retailers; the Company's ability to raise the additional funding that it will need to continue to pursue its business, planned capital expansion and sales activity; and competition in the industry in which the Company operates and market conditions. These forward-looking statements are made as of the date of this news release, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by applicable law, including the securities laws of the United States and Canada. Although the Company believes that any beliefs, plans, expectations and intentions contained in this news release are reasonable, there can be no assurance that any such beliefs, plans, expectations or intentions will prove to be accurate. Readers should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in the reports and other documents the Company files with the SEC, available at www.sec.gov, and on the SEDAR, available at www.sedar.com.

The Alkaline Water Company Inc.

Jeff Wright
Director of Investor Relations
866-242-0240
investors@thealkalinewaterco.com

Media

Jessica Starman

888-461-2233

jessica@elev8newmedia.com